Contact:
Brian Meta
Senior Vice President
Head of Investor Relations and FP&A
Tel (212) 796-9353

COHEN & STEERS REPORTS RESULTS FOR SECOND QUARTER 2024

•Diluted earnings per share of $0.63; $0.68, as adjusted
•Operating margin of 31.5%; 34.9%, as adjusted
•Ending assets under management (AUM) of $80.7 billion; average AUM of $79.6 billion
•Net outflows of $345 million

NEW YORK, NY, July 17, 2024—Cohen & Steers, Inc. (NYSE: CNS) today reported its results for the quarter ended June 30, 2024.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	June 30, 2024	March 31, 2024	$ Change	% Change
U.S. GAAP
Revenue	$121,721	$122,710	$(989)	(0.8%)
Expenses	$83,319	$82,445	$874	1.1%
Operating income	$38,402	$40,265	$(1,863)	(4.6%)
Non-operating income (loss) (1)	$2,556	$5,037	$(2,481)	(49.3%)
Net income attributable to common stockholders	$31,771	$34,004	$(2,233)	(6.6%)
Diluted earnings per share	$0.63	$0.68	$(0.05)	(8.3%)
Operating margin	31.5%	32.8%	N/A	(130 bps)

As Adjusted (2)
Net income attributable to common stockholders	$34,532	$34,653	$(121)	(0.3%)
Diluted earnings per share	$0.68	$0.70	$(0.02)	(2.2%)
Operating margin	34.9%	35.5%	N/A	(60 bps)
_________________________ (1)Included amounts attributable to third-party interests in consolidated investment vehicles. (2)Refer to pages 17-18 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	June 30, 2024	March 31, 2024	$ Change	% Change
Investment advisory and administration fees:
Open-end funds	$60,301	$60,787	$(486)	(0.8%)
Institutional accounts	30,179	30,352	$(173)	(0.6%)
Closed-end funds	24,097	24,206	$(109)	(0.5%)
Total	114,577	115,345	$(768)	(0.7%)
Distribution and service fees	6,631	6,817	$(186)	(2.7%)
Other	513	548	$(35)	(6.4%)
Total revenue	$121,721	$122,710	$(989)	(0.8%)

•The decrease in total investment advisory and administration fees from the first quarter of 2024 was primarily due to lower average assets under management.

Expenses

(in thousands)	Three Months Ended
	June 30, 2024	March 31, 2024	$ Change	% Change
Employee compensation and benefits	$53,097	$52,003	$1,094	2.1%
Distribution and service fees	13,270	13,395	$(125)	(0.9%)
General and administrative	14,684	14,793	$(109)	(0.7%)
Depreciation and amortization	2,268	2,254	$14	0.6%
Total expenses	$83,319	$82,445	$874	1.1%

•Employee compensation and benefits increased from the first quarter of 2024, primarily due to incremental expenses of $1.2 million associated with the separation of certain employees.

Operating Margin
Operating margin was 31.5% for the second quarter of 2024, compared with 32.8% for the first quarter of 2024. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	June 30, 2024
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other	Total
Interest and dividend income—net	$1,205	$1,192	$2,660	$5,057
Gain (loss) from investments—net	(3,264)	1,308	(62)	(2,018)
Foreign currency gain (loss)—net	(307)	(6)	(170)	(483)
Total non-operating income (loss)	(2,366)	2,494	2,428	2,556
Net (income) loss attributable to noncontrolling interests	1,694	—	—	1,694
Non-operating income (loss) attributable to the company	$(672)	$2,494	$2,428	$4,250

(in thousands)	Three Months Ended
	March 31, 2024
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other	Total
Interest and dividend income—net	$985	$912	$2,022	$3,919
Gain (loss) from investments—net	561	627	(204)	984
Foreign currency gain (loss)—net	(208)	26	316	134
Total non-operating income (loss)	1,338	1,565	2,134	5,037
Net (income) loss attributable to noncontrolling interests	(410)	—	—	(410)
Non-operating income (loss) attributable to the company	$928	$1,565	$2,134	$4,627

Income Taxes
A reconciliation of the company’s statutory federal income tax rate and the effective income tax rate is summarized in the following table:

	Three Months Ended
	June 30, 2024	March 31, 2024
U.S. statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	2.9	2.9
Non-deductible executive compensation	1.4	0.9
Other	0.2	(0.5)
Effective income tax rate	25.5%	24.3%

Assets Under Management

(in millions)	As of		Change
	June 30, 2024	March 31, 2024	$	%
By Investment Vehicle
Open-end funds	$37,451	$37,685	$(234)	(0.6%)
Institutional accounts	32,222	32,424	$(202)	(0.6%)
Closed-end funds	11,036	11,126	$(90)	(0.8%)
Total	$80,709	$81,235	$(526)	(0.6%)

By Investment Strategy
U.S. real estate	$38,717	$38,476	$241	0.6%
Preferred securities	18,094	18,589	$(495)	(2.7%)
Global/international real estate	13,064	13,442	$(378)	(2.8%)
Global listed infrastructure	8,446	8,395	$51	0.6%
Other	2,388	2,333	$55	2.4%
Total	$80,709	$81,235	$(526)	(0.6%)

Assets under management at June 30, 2024 were $80.7 billion, a decrease of 0.6% from $81.2 billion at March 31, 2024. The decrease was due to net outflows of $345 million and distributions of $673 million, partially offset by market appreciation of $492 million.
Open-end Funds
Assets under management in open-end funds at June 30, 2024 were $37.5 billion, a decrease of 0.6% from $37.7 billion at March 31, 2024. The decrease was primarily due to the following:
•Net outflows of $376 million from preferred securities, partially offset by net inflows of $243 million into U.S. real estate;
•Market appreciation of $178 million from U.S. real estate; and
•Distributions of $159 million from U.S. real estate and $130 million from preferred securities. Of these distributions, $249 million was reinvested and included in net flows.
Institutional Accounts
Assets under management in institutional accounts at June 30, 2024 were $32.2 billion, a decrease of 0.6% from $32.4 billion at March 31, 2024. The decrease was primarily due to the following:
•Advisory:
◦Net inflows of $96 million into global/international real estate; and
◦Market appreciation of $119 million from U.S. real estate.
•Japan subadvisory:
◦Net outflows of $152 million from U.S. real estate;
◦Market appreciation of $125 million from U.S. real estate; and
◦Distributions of $156 million from U.S. real estate.
•Subadvisory excluding Japan:
◦Net outflows of $218 million from global/international real estate, partially offset by net inflows of $68 million into U.S. real estate.

Investment Performance at June 30, 2024
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2024 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at June 30, 2024. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of June 30, 2024, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $325.1 million, compared with $233.1 million as of March 31, 2024. As of June 30, 2024, stockholders' equity was $463.2 million, compared with $378.9 million as of March 31, 2024. On April 22, 2024, the company issued 1,007,057 shares of its common stock through an “at-the-market” equity offering program. The net proceeds to the company, after deducting commissions and offering expenses, were approximately $68.5 million.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, July 18, 2024 at 10:00 a.m. (ET) to discuss the company's second quarter results. Investors and analysts can access the live conference call by dialing 888-300-4150 (U.S.) or +1-646-970-1530 (international); passcode: 4855092. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings Archive.”
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes on July 18, 2024 and can be accessed at 800-770-2030 (U.S.) or +1-609-800-9909 (international); passcode: 4855092. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2023 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2024	March 31, 2024	June 30, 2023	March 31, 2024	June 30, 2023
Revenue:
Investment advisory and administration fees	$114,577	$115,345	$113,118
Distribution and service fees	6,631	6,817	6,977
Other	513	548	535
Total revenue	121,721	122,710	120,630	(0.8%)	0.9%
Expenses:
Employee compensation and benefits	53,097	52,003	48,893
Distribution and service fees	13,270	13,395	13,329
General and administrative	14,684	14,793	16,728
Depreciation and amortization	2,268	2,254	839
Total expenses	83,319	82,445	79,789	1.1%	4.4%
Operating income	38,402	40,265	40,841	(4.6%)	(6.0%)
Non-operating income (loss):
Interest and dividend income—net	5,057	3,919	3,428
Gain (loss) from investments—net	(2,018)	984	356
Foreign currency gain (loss)—net	(483)	134	(1,134)
Total non-operating income (loss)	2,556	5,037	2,650	(49.3%)	(3.5%)
Income before provision for income taxes	40,958	45,302	43,491	(9.6%)	(5.8%)
Provision for income taxes	10,881	10,888	10,986
Net income	30,077	34,414	32,505	(12.6%)	(7.5%)
Net (income) loss attributable to noncontrolling interests	1,694	(410)	(727)
Net income attributable to common stockholders	$31,771	$34,004	$31,778	(6.6%)	—%

Earnings per share attributable to common stockholders:
Basic	$0.63	$0.69	$0.64	(8.1%)	(2.2%)
Diluted	$0.63	$0.68	$0.64	(8.3%)	(2.6%)

Weighted average shares outstanding:
Basic	50,419	49,569	49,315
Diluted	50,770	49,835	49,463

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Six Months Ended
	June 30, 2024	June 30, 2023	% Change
Revenue:
Investment advisory and administration fees	$229,922	$231,152
Distribution and service fees	13,448	14,539
Other	1,061	1,021
Total revenue	244,431	246,712	(0.9%)
Expenses:
Employee compensation and benefits	105,100	97,750
Distribution and service fees	26,665	27,545
General and administrative	29,477	33,850
Depreciation and amortization	4,522	1,827
Total expenses	165,764	160,972	3.0%
Operating income	78,667	85,740	(8.2%)
Non-operating income (loss):
Interest and dividend income—net	8,976	6,644
Gain (loss) from investments—net	(1,034)	48
Foreign currency gain (loss)—net	(349)	(2,410)
Total non-operating income (loss)	7,593	4,282	77.3%
Income before provision for income taxes	86,260	90,022	(4.2%)
Provision for income taxes	21,769	21,219
Net income	64,491	68,803	(6.3%)
Net (income) loss attributable to noncontrolling interests	1,284	(1,711)
Net income attributable to common stockholders	$65,775	$67,092	(2.0%)

Earnings per share attributable to common stockholders:
Basic	$1.32	$1.36	(3.4%)
Diluted	$1.31	$1.36	(3.7%)

Weighted average shares outstanding:
Basic	49,994	49,257
Diluted	50,303	49,433

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	June 30, 2024	March 31, 2024	June 30, 2023	March 31, 2024	June 30, 2023
Open-end Funds
Assets under management, beginning of period	$37,685	$37,032	$36,427
Inflows	2,936	3,302	2,782
Outflows	(3,037)	(2,733)	(3,290)
Net inflows (outflows)	(101)	569	(508)
Market appreciation (depreciation)	215	356	794
Distributions	(348)	(272)	(344)
Transfers	—	—	(160)
Total increase (decrease)	(234)	653	(218)
Assets under management, end of period	$37,451	$37,685	$36,209	(0.6%)	3.4%
Percentage of total assets under management	46.4%	46.4%	45.0%
Average assets under management	$36,943	$36,923	$35,911	0.1%	2.9%

Institutional Accounts
Assets under management, beginning of period	$32,424	$35,028	$32,604
Inflows	649	902	670
Outflows	(896)	(3,445)	(676)
Net inflows (outflows)	(247)	(2,543)	(6)
Market appreciation (depreciation)	216	123	776
Distributions	(171)	(184)	(259)
Transfers	—	—	160
Total increase (decrease)	(202)	(2,604)	671
Assets under management, end of period	$32,222	$32,424	$33,275	(0.6%)	(3.2%)
Percentage of total assets under management	39.9%	39.9%	41.4%
Average assets under management	$31,673	$32,284	$32,682	(1.9%)	(3.1%)

Closed-end Funds
Assets under management, beginning of period	$11,126	$11,076	$10,874
Inflows	3	4	2
Outflows	—	—	—
Net inflows (outflows)	3	4	2
Market appreciation (depreciation)	61	200	207
Distributions	(154)	(154)	(154)
Total increase (decrease)	(90)	50	55
Assets under management, end of period	$11,036	$11,126	$10,929	(0.8%)	1.0%
Percentage of total assets under management	13.7%	13.7%	13.6%
Average assets under management	$10,969	$10,968	$10,813	—%	1.4%

Total
Assets under management, beginning of period	$81,235	$83,136	$79,905
Inflows	3,588	4,208	3,454
Outflows	(3,933)	(6,178)	(3,966)
Net inflows (outflows)	(345)	(1,970)	(512)
Market appreciation (depreciation)	492	679	1,777
Distributions	(673)	(610)	(757)
Total increase (decrease)	(526)	(1,901)	508
Assets under management, end of period	$80,709	$81,235	$80,413	(0.6%)	0.4%
Average assets under management	$79,585	$80,175	$79,406	(0.7%)	0.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Six Months Ended
	June 30, 2024	June 30, 2023	% Change
Open-end Funds
Assets under management, beginning of period	$37,032	$36,903
Inflows	6,238	6,256
Outflows	(5,770)	(7,069)
Net inflows (outflows)	468	(813)
Market appreciation (depreciation)	571	904
Distributions	(620)	(625)
Transfers	—	(160)
Total increase (decrease)	419	(694)
Assets under management, end of period	$37,451	$36,209	3.4%
Percentage of total assets under management	46.4%	45.0%
Average assets under management	$36,929	$37,178	(0.7%)

Institutional Accounts
Assets under management, beginning of period	$35,028	$32,373
Inflows	1,551	1,385
Outflows	(4,341)	(1,509)
Net inflows (outflows)	(2,790)	(124)
Market appreciation (depreciation)	339	1,384
Distributions	(355)	(518)
Transfers	—	160
Total increase (decrease)	(2,806)	902
Assets under management, end of period	$32,222	$33,275	(3.2%)
Percentage of total assets under management	39.9%	41.4%
Average assets under management	$31,971	$33,047	(3.3%)

Closed-end Funds
Assets under management, beginning of period	$11,076	$11,149
Inflows	7	13
Outflows	—	(85)
Net inflows (outflows)	7	(72)
Market appreciation (depreciation)	261	160
Distributions	(308)	(308)
Total increase (decrease)	(40)	(220)
Assets under management, end of period	$11,036	$10,929	1.0%
Percentage of total assets under management	13.7%	13.6%
Average assets under management	$10,968	$11,081	(1.0%)

Total
Assets under management, beginning of period	$83,136	$80,425
Inflows	7,796	7,654
Outflows	(10,111)	(8,663)
Net inflows (outflows)	(2,315)	(1,009)
Market appreciation (depreciation)	1,171	2,448
Distributions	(1,283)	(1,451)
Total increase (decrease)	(2,427)	(12)
Assets under management, end of period	$80,709	$80,413	0.4%
Average assets under management	$79,868	$81,306	(1.8%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	June 30, 2024	March 31, 2024	June 30, 2023	March 31, 2024	June 30, 2023
Advisory
Assets under management, beginning of period	$18,196	$20,264	$18,490
Inflows	413	687	282
Outflows	(339)	(2,883)	(496)
Net inflows (outflows)	74	(2,196)	(214)
Market appreciation (depreciation)	97	128	388
Transfers	—	—	160
Total increase (decrease)	171	(2,068)	334
Assets under management, end of period	$18,367	$18,196	$18,824	0.9%	(2.4%)
Percentage of institutional assets under management	57.0%	56.1%	56.6%
Average assets under management	$17,963	$18,066	$18,602	(0.6%)	(3.4%)

Japan Subadvisory
Assets under management, beginning of period	$8,535	$9,026	$8,713
Inflows	25	43	283
Outflows	(211)	(355)	(89)
Net inflows (outflows)	(186)	(312)	194
Market appreciation (depreciation)	131	5	312
Distributions	(171)	(184)	(259)
Total increase (decrease)	(226)	(491)	247
Assets under management, end of period	$8,309	$8,535	$8,960	(2.6%)	(7.3%)
Percentage of institutional assets under management	25.8%	26.3%	26.9%
Average assets under management	$8,164	$8,640	$8,653	(5.5%)	(5.7%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,693	$5,738	$5,401
Inflows	211	172	105
Outflows	(346)	(207)	(91)
Net inflows (outflows)	(135)	(35)	14
Market appreciation (depreciation)	(12)	(10)	76
Total increase (decrease)	(147)	(45)	90
Assets under management, end of period	$5,546	$5,693	$5,491	(2.6%)	1.0%
Percentage of institutional assets under management	17.2%	17.6%	16.5%
Average assets under management	$5,546	$5,578	$5,427	(0.6%)	2.2%

Total Institutional Accounts
Assets under management, beginning of period	$32,424	$35,028	$32,604
Inflows	649	902	670
Outflows	(896)	(3,445)	(676)
Net inflows (outflows)	(247)	(2,543)	(6)
Market appreciation (depreciation)	216	123	776
Distributions	(171)	(184)	(259)
Transfers	—	—	160
Total increase (decrease)	(202)	(2,604)	671
Assets under management, end of period	$32,222	$32,424	$33,275	(0.6%)	(3.2%)
Average assets under management	$31,673	$32,284	$32,682	(1.9%)	(3.1%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Six Months Ended
	June 30, 2024	June 30, 2023	% Change
Advisory
Assets under management, beginning of period	$20,264	$18,631
Inflows	1,100	504
Outflows	(3,222)	(1,117)
Net inflows (outflows)	(2,122)	(613)
Market appreciation (depreciation)	225	646
Transfers	—	160
Total increase (decrease)	(1,897)	193
Assets under management, end of period	$18,367	$18,824	(2.4%)
Percentage of institutional assets under management	57.0%	56.6%
Average assets under management	$18,015	$18,861	(4.5%)

Japan Subadvisory
Assets under management, beginning of period	$9,026	$8,376
Inflows	68	668
Outflows	(566)	(148)
Net inflows (outflows)	(498)	520
Market appreciation (depreciation)	136	582
Distributions	(355)	(518)
Total increase (decrease)	(717)	584
Assets under management, end of period	$8,309	$8,960	(7.3%)
Percentage of institutional assets under management	25.8%	26.9%
Average assets under management	$8,402	$8,696	(3.4%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,738	$5,366
Inflows	383	213
Outflows	(553)	(244)
Net inflows (outflows)	(170)	(31)
Market appreciation (depreciation)	(22)	156
Total increase (decrease)	(192)	125
Assets under management, end of period	$5,546	$5,491	1.0%
Percentage of institutional assets under management	17.2%	16.5%
Average assets under management	$5,554	$5,490	1.2%

Total Institutional Accounts
Assets under management, beginning of period	$35,028	$32,373
Inflows	1,551	1,385
Outflows	(4,341)	(1,509)
Net inflows (outflows)	(2,790)	(124)
Market appreciation (depreciation)	339	1,384
Distributions	(355)	(518)
Transfers	—	160
Total increase (decrease)	(2,806)	902
Assets under management, end of period	$32,222	$33,275	(3.2%)
Average assets under management	$31,971	$33,047	(3.3%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	June 30, 2024	March 31, 2024	June 30, 2023	March 31, 2024	June 30, 2023
U.S. Real Estate
Assets under management, beginning of period	$38,476	$38,550	$36,080
Inflows	1,996	2,089	1,614
Outflows	(1,845)	(1,728)	(1,500)
Net inflows (outflows)	151	361	114
Market appreciation (depreciation)	452	(79)	1,210
Distributions	(367)	(356)	(456)
Transfers	5	—	—
Total increase (decrease)	241	(74)	868
Assets under management, end of period	$38,717	$38,476	$36,948	0.6%	4.8%
Percentage of total assets under management	48.0%	47.4%	45.9%
Average assets under management	$37,466	$37,737	$35,800	(0.7%)	4.7%

Preferred Securities
Assets under management, beginning of period	$18,589	$18,164	$18,210
Inflows	823	1,233	1,241
Outflows	(1,272)	(1,251)	(1,606)
Net inflows (outflows)	(449)	(18)	(365)
Market appreciation (depreciation)	138	625	348
Distributions	(179)	(181)	(184)
Transfers	(5)	(1)	—
Total increase (decrease)	(495)	425	(201)
Assets under management, end of period	$18,094	$18,589	$18,009	(2.7%)	0.5%
Percentage of total assets under management	22.4%	22.9%	22.4%
Average assets under management	$18,294	$18,420	$18,013	(0.7%)	1.6%

Global/International Real Estate
Assets under management, beginning of period	$13,442	$15,789	$14,762
Inflows	410	620	368
Outflows	(543)	(2,828)	(458)
Net inflows (outflows)	(133)	(2,208)	(90)
Market appreciation (depreciation)	(196)	(124)	206
Distributions	(49)	(16)	(40)
Transfers	—	1	—
Total increase (decrease)	(378)	(2,347)	76
Assets under management, end of period	$13,064	$13,442	$14,838	(2.8%)	(12.0%)
Percentage of total assets under management	16.2%	16.5%	18.5%
Average assets under management	$13,045	$13,547	$14,859	(3.7%)	(12.2%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	June 30, 2024	March 31, 2024	June 30, 2023	March 31, 2024	June 30, 2023
Global Listed Infrastructure
Assets under management, beginning of period	$8,395	$8,356	$8,596
Inflows	148	80	79
Outflows	(114)	(184)	(250)
Net inflows (outflows)	34	(104)	(171)
Market appreciation (depreciation)	73	193	12
Distributions	(56)	(50)	(58)
Total increase (decrease)	51	39	(217)
Assets under management, end of period	$8,446	$8,395	$8,379	0.6%	0.8%
Percentage of total assets under management	10.5%	10.3%	10.4%
Average assets under management	$8,430	$8,191	$8,486	2.9%	(0.7%)

Other
Assets under management, beginning of period	$2,333	$2,277	$2,257
Inflows	211	186	152
Outflows	(159)	(187)	(152)
Net inflows (outflows)	52	(1)	—
Market appreciation (depreciation)	25	64	1
Distributions	(22)	(7)	(19)
Total increase (decrease)	55	56	(18)
Assets under management, end of period	$2,388	$2,333	$2,239	2.4%	6.7%
Percentage of total assets under management	3.0%	2.9%	2.8%
Average assets under management	$2,350	$2,280	$2,248	3.1%	4.5%

Total
Assets under management, beginning of period	$81,235	$83,136	$79,905
Inflows	3,588	4,208	3,454
Outflows	(3,933)	(6,178)	(3,966)
Net inflows (outflows)	(345)	(1,970)	(512)
Market appreciation (depreciation)	492	679	1,777
Distributions	(673)	(610)	(757)
Total increase (decrease)	(526)	(1,901)	508
Assets under management, end of period	$80,709	$81,235	$80,413	(0.6%)	0.4%
Average assets under management	$79,585	$80,175	$79,406	(0.7%)	0.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Six Months Ended
	June 30, 2024	June 30, 2023	% Change
U.S. Real Estate
Assets under management, beginning of period	$38,550	$35,108
Inflows	4,085	3,647
Outflows	(3,573)	(3,099)
Net inflows (outflows)	512	548
Market appreciation (depreciation)	373	2,117
Distributions	(723)	(893)
Transfers	5	68
Total increase (decrease)	167	1,840
Assets under management, end of period	$38,717	$36,948	4.8%
Percentage of total assets under management	48.0%	45.9%
Average assets under management	$37,601	$36,283	3.6%

Preferred Securities
Assets under management, beginning of period	$18,164	$19,767
Inflows	2,056	2,695
Outflows	(2,523)	(3,932)
Net inflows (outflows)	(467)	(1,237)
Market appreciation (depreciation)	763	(144)
Distributions	(360)	(379)
Transfers	(6)	2
Total increase (decrease)	(70)	(1,758)
Assets under management, end of period	$18,094	$18,009	0.5%
Percentage of total assets under management	22.4%	22.4%
Average assets under management	$18,352	$19,124	(4.0%)

Global/International Real Estate
Assets under management, beginning of period	$15,789	$14,782
Inflows	1,030	641
Outflows	(3,371)	(875)
Net inflows (outflows)	(2,341)	(234)
Market appreciation (depreciation)	(320)	408
Distributions	(65)	(48)
Transfers	1	(70)
Total increase (decrease)	(2,725)	56
Assets under management, end of period	$13,064	$14,838	(12.0%)
Percentage of total assets under management	16.2%	18.5%
Average assets under management	$13,290	$15,093	(11.9%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
For the Periods
(in millions)
	Six Months Ended
	June 30, 2024	June 30, 2023	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$8,356	$8,596
Inflows	228	214
Outflows	(298)	(374)
Net inflows (outflows)	(70)	(160)
Market appreciation (depreciation)	266	47
Distributions	(106)	(104)
Total increase (decrease)	90	(217)
Assets under management, end of period	$8,446	$8,379	0.8%
Percentage of total assets under management	10.5%	10.4%
Average assets under management	$8,310	$8,582	(3.2%)

Other
Assets under management, beginning of period	$2,277	$2,172
Inflows	397	457
Outflows	(346)	(383)
Net inflows (outflows)	51	74
Market appreciation (depreciation)	89	20
Distributions	(29)	(27)
Total increase (decrease)	111	67
Assets under management, end of period	$2,388	$2,239	6.7%
Percentage of total assets under management	3.0%	2.8%
Average assets under management	$2,315	$2,224	4.1%

Total
Assets under management, beginning of period	$83,136	$80,425
Inflows	7,796	7,654
Outflows	(10,111)	(8,663)
Net inflows (outflows)	(2,315)	(1,009)
Market appreciation (depreciation)	1,171	2,448
Distributions	(1,283)	(1,451)
Total increase (decrease)	(2,427)	(12)
Assets under management, end of period	$80,709	$80,413	0.4%
Average assets under management	$79,868	$81,306	(1.8%)

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports, which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Net Income Attributable to Common Stockholders and Diluted Earnings per Share

	Three Months Ended
(in thousands, except per share data)	June 30, 2024		March 31, 2024	June 30, 2023
Net income attributable to common stockholders, U.S. GAAP	$31,771		$34,004	$31,778
Seed investments—net (1)	(84)		(1,003)	35
Accelerated vesting of restricted stock units	2,496		2,211	108
Other non-recurring expenses (2)	1,196		—	—
Lease transition and other costs - 280 Park Avenue (3)	—		807	2,498
Foreign currency exchange (gains) losses—net (4)	30		(456)	1,073
Tax adjustments—net (5)	(877)		(910)	(750)
Net income attributable to common stockholders, as adjusted	$34,532		$34,653	$34,742

Diluted weighted average shares outstanding	50,770		49,835	49,463
Diluted earnings per share, U.S. GAAP	$0.63		$0.68	$0.64
Seed investments—net (1)	—	*	(0.02)	—	*
Accelerated vesting of restricted stock units	0.05		0.05	—	*
Other non-recurring expenses (2)	0.02		—	—
Lease transition and other costs - 280 Park Avenue (3)	—		0.02	0.05
Foreign currency exchange (gains) losses—net (4)	—	*	(0.01)	0.02
Tax adjustments—net (5)	(0.02)		(0.02)	(0.01)
Diluted earnings per share, as adjusted	$0.68		$0.70	$0.70
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents adjustment to remove the impact of consolidated investment vehicles and the net effect of corporate seed performance.
(2)Represents incremental expenses associated with the separation of certain employees.
(3)Represents adjustment to remove the impact of lease and other expenses related to the company's prior headquarters, for which the lease expired in January 2024. From a GAAP perspective, the company recognized lease expense on both its prior and current headquarters as a result of overlapping lease terms.
(4)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(5)Tax adjustments are summarized in the following table:

	Three Months Ended
(in thousands)	June 30, 2024		March 31, 2024	June 30, 2023
Exclusion of tax effects associated with items noted above	$(1,045)		$(500)	$(747)
Exclusion of discrete tax items	168		(410)	(3)
Total tax adjustments	$(877)		$(910)	$(750)

Reconciliation of U.S. GAAP to As Adjusted Financial Results Revenue, Expenses, Operating Income and Operating Margin

(in thousands, except percentages)	Three Months Ended
	June 30, 2024	March 31, 2024	June 30, 2023
Revenue, U.S. GAAP	$121,721	$122,710	$120,630
Seed investments (1)	267	234	(321)
Revenue, as adjusted	$121,988	$122,944	$120,309

Expenses, U.S. GAAP	$83,319	$82,445	$79,789
Seed investments (1)	(181)	(175)	(694)
Accelerated vesting of restricted stock units	(2,496)	(2,211)	(108)
Other non-recurring expenses (2)	(1,196)	—	—
Lease transition and other costs - 280 Park Avenue (3)	—	(807)	(2,498)
Expenses, as adjusted	$79,446	$79,252	$76,489

Operating income, U.S. GAAP	$38,402	$40,265	$40,841
Seed investments (1)	448	409	373
Accelerated vesting of restricted stock units	2,496	2,211	108
Other non-recurring expenses (2)	1,196	—	—
Lease transition and other costs - 280 Park Avenue (3)	—	807	2,498
Operating income, as adjusted	$42,542	$43,692	$43,820

Operating margin, U.S. GAAP	31.5%	32.8%	33.9%
Operating margin, as adjusted	34.9%	35.5%	36.4%
__________________________
(1)Represents adjustment to remove the impact of consolidated investment vehicles from the company's financial results.
(2)Represents incremental expenses associated with the separation of certain employees.
(3)Represents adjustment to remove the impact of lease and other expenses related to the company's prior headquarters, for which the lease expired in January 2024. From a GAAP perspective, the company recognized lease expense on both its prior and current headquarters as a result of overlapping lease terms.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Non-operating Income (Loss)

(in thousands)	Three Months Ended
	June 30, 2024	March 31, 2024	June 30, 2023
Non-operating income (loss), U.S. GAAP	$2,556	$5,037	$2,650
Seed investments—net (1)	1,162	(1,822)	(1,065)
Foreign currency exchange (gains) losses—net (2)	30	(456)	1,073
Non-operating income (loss), as adjusted	$3,748	$2,759	$2,658
_________________________
(1)Represents adjustment to remove the impact of consolidated investment vehicles and the net effect of corporate seed performance.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.